CHESTER VALLEY BANCORP INC.
                          ---------------------------
                         Downingtown, PA o Nasdaq: CVAL


        Donna M. Coughey                            Joseph T. Crowley, CPA
        President & CEO                             CFO & Treasurer


                            COHEN BROTHERS & COMPANY
                                 MARCH 18, 2005


                                 [LOGO OMITTED]

                           FORWARD-LOOKING STATEMENT
--------------------------------------------------------------------------------

FORWARD LOOKING STATEMENTS. A number of the matters discussed in this message that are not historical or current facts deal with potential future circumstances and developments, in particular, information regarding the combined company, including expected synergies resulting from the merger of Chester Valley Bancorp and Willow Grove Bancorp, combined operating and financial data, future banking plans, and whether and when the transactions contemplated by the merger agreement will be consummated. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include: the failure to realize anticipated capital, operating expense and other synergies; the result of the review of the proposed merger by various regulatory agencies, and any conditions imposed on the combined company by such regulatory agencies in connection with consummation of the merger; difficulties in obtaining approval of the merger by the shareholders of Chester Valley Bancorp and Willow Grove Bancorp and satisfaction of various other conditions to the closing of the merger contemplated by the merger agreement; difficulties relating to the completion of the merger or the integration of the businesses of Willow Grove and Chester Valley; and the risks that are described from time to time in Chester Valley Bancorp's and Willow Grove Bancorp's respective reports filed with the SEC, including each company's annual report on Form 10-K for the year ended June 30, 2004 and quarterly report on Form 10-Q for the quarter ended September 30, 2004. This message speaks only as of its date, and Chester Valley Bancorp and Willow Grove Bancorp each disclaims any duty to update the information herein.

ADDITIONAL INFORMATION AND WHERE TO FIND IT. In connection with the proposed merger, a registration statement on Form S-4 will be filed with the SEC. CHESTER VALLEY BANCORP AND WILLOW GROVE BANCORP SHAREHOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The final joint proxy statement/prospectus will be mailed to shareholders of Chester Valley Bancorp and Willow Grove Bancorp. Shareholders will be able to obtain the documents free of charge at the SEC's website, www.sec.gov, from Chester Valley Bancorp by calling Joseph T. Crowley, or from Willow Grove Bancorp by calling Christopher E. Bell.

PARTICIPANTS IN SOLICITATION. Chester Valley Bancorp, Willow Grove Bancorp and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning persons who may be considered participant's in the solicitation of Chester Valley Bancorp's shareholders is set forth in the proxy statement dated September 10, 2004, for Chester Valley Bancorp's 2004 annual meeting of shareholders as filed with the SEC on Schedule 14A. Information concerning persons who may be considered participant's in the solicitation of Willow Grove Bancorp's shareholders is set forth in the proxy statement dated October 8, 2004, for Willow Grove Bancorp's 2004 annual meeting of shareholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of Chester Valley Bancorp and Willow Grove Bancorp in the solicitation of proxies in respect of the merger will be included in the registration statement and joint proxy statement/prospectus to be filed with the SEC.

CVAL - CBC Presentation March 18, 2005             [LOGO OMITTED]              2

                                    CONTENTS

o   Our  background

o   Key drivers

o   Tactics that differentiate us

o   Financial highlights

o   Acquisition by Willow Grove Bancorp, Inc.

CVAL - CBC Presentation March 18, 2005            [LOGO OMITTED]               3

                              ORGANIZATION HISTORY
--------------------------------------------------------------------------------
1922 - Downingtown Building and Loan Founded
1987 - Initial IPO
1998 - Acquired Philadelphia Corporation for Investment Services
2001 - Converted to Commercial Bank Charter
2001 - Approval of Bank Holding Co. and Financial Holding Co.
2002 - Opened a de novo branch in Kennet Square in Chester
       County, PA
2003 - Opened a de novo branch in Eagle in Chester County, PA
2004 - Acquired Coatesville branch from PNC National Bank
2004 - Acquiring Exton branch deposits from Firstrust Bank
2004 - Opened wealth management office in West Chester, PA
2004 - Acquired Avondale branch from PNC National Bank
2005 - CVAL & WGBC signed a definitive agreement to combine their companies.

CVAL - CBC Presentation March 18, 2005           [LOGO OMITTED]                4

                            HOLDING COMPANY STRUCTURE

                       -----------------------------------
                           CHESTER VALLEY BANCORP INC.
                                  NASDAQ: CVAL
                       -----------------------------------
                                        |
                           --------------------------
                           |                        |
-------------------------------------       -----------------------------------
                                              PHILADELPHIA  CORPORATION
  FIRST FINANCIAL BANK                        FOR INVESTMENT SERVICES
-------------------------------------       -----------------------------------
o Commercial Bank                           o Full Service Broker-Dealer
o 13 Full Service Offices                   o Registered Investment Advisor
o $669MM in Assets*                         o 2 Investment Offices
o $435MM in Deposits*
o First Financial Investments, Inc.

* As of 12/31/04

CVAL - CBC Presentation March 18, 2005          [LOGO OMITTED]                 5


                            SEASONED MANAGEMENT TEAM
--------------------------------------------------------------------------------------
                                                     YEARS IN    PRIOR
NAME                      FUNCTION            AGE    FIN. SERV.  INSTITUTIONS
--------------------------------------------------------------------------------------
Donna M. Coughey          President & CEO     54        33       Mellon, Marine
                          (CVAL & FFB)                           Midland

Joseph T. Crowley, CPA    CFO & Treasurer     42        20       Crusader Holding Co.,
                          (CVAL & FFB)                           KPMG

A. Louis Denton, Esq.     PCIS Chairman/CEO   46        22       Hopper Soliday & Co

Mathew D. Kelly           PCIS President/COO  40        19       PNC Advisors, Mellon

G. Richard Bertolet       EVP - Credit Admin  57        37       Mellon

Colin N. Maropis          EVP - Lending       52        29       Sun Life of Canada

William M. Byrne          SVP -  Lending      49        21       Mellon

Christopher M. Breslin    SVP - Retail        43        19       First Union, Chase

Margaret H. Leimkuhler    SVP - CAO           39        21       Keystone, Frankford

Thomas A. Varley, Esq.    SVP - Trust         53        31       Glenmede, Mellon
--------------------------------------------------------------------------------------


CVAL - CBC Presentation March 18, 2005          [LOGO OMITTED]                 6

CHESTER COUNTY, PENNSYLVANIA
--------------------------------------------------------------------------------

[CHESTER COUNTY GRAPHIC OMITTED]

o   PENNSYLVANIA IS 6TH LARGEST STATE IN POPULATION IN THE UNITED STATES.

o   CHESTER COUNTY IS FASTEST GROWING COUNTY IN PENNSYLVANIA

--------------------------------------------------------------------------------
                                          CHESTER
                                          COUNTY             PA           US
--------------------------------------------------------------------------------
Median household income                   $67,790         $40,106      $41,994
--------------------------------------------------------------------------------
Median value of housing                  $182,500         $97,000     $119,600
--------------------------------------------------------------------------------
Growth in non-farm employment                2.5%             .7%          .9%
--------------------------------------------------------------------------------
Retail sales per capita                   $14,144          $9,150       $9,180
--------------------------------------------------------------------------------

                                          Source:  U.S. Census Bureau Statistics

CVAL - CBC Presentation March 18, 2005          [LOGO OMITTED]                 7

KEY DRIVERS OF THE TRANSITION
TO A COMMERCIAL BANK

o Diversify and grow the loan portfolio

o Expand business and retail core deposits

o Maximize non-interest revenue


CVAL - CBC Presentation March 18, 2005           [LOGO OMITTED]                8

DIVERSIFYING THE LOAN MIX
--------------------------------------------------------------------------------

LOAN PORTFOLIO
(in thousands)

[LOAN PORTFOLIO GRAPHIC OMITTED]


            Residential   Construction   Commercial R.E.  Commercial Business  Consumer
6/30/2001       149          46               83                    28            65
12/31/2004       65          71              146                    65            125


SMALL BUSINESS COMMERCIAL
LOAN GROWTH (in thousands)

------------------------------------------------------------
                          06/30/01             12/31/04
Outstandings               $3,171              $24,995
------------------------------------------------------------
CAGR                           --               80.38%
------------------------------------------------------------

------------------------------------------------------------
# of loans                     45                  369
------------------------------------------------------------


CVAL - CBC Presentation March 18, 2005          [LOGO OMITTED]                 9

BUILDING CORE DEPOSITS
--------------------------------------------------------------------------------

DEPOSITS
(in millions)

[DEPOSITS GRAPHIC OMITTED]

               DDA/NOW         MMA/SAV           CDs
6/30/2001        82               87             244
12/31/2004      148              179             108


CHECKING ACCOUNT GROWTH
(in thousands)

--------------------------------------------------------
                    06/30/01            12/31/04
--------------------------------------------------------
Retail              $55,958             $97,624
--------------------------------------------------------
CAGR%                   --               17.23%
--------------------------------------------------------

--------------------------------------------------------
Business            $26,803             $50,645
--------------------------------------------------------
CAGR%                   --               19.94%
--------------------------------------------------------

--------------------------------------------------------
Repo               $  2,428              $15,940
--------------------------------------------------------
CAGR%                    --               71.20%
--------------------------------------------------------


CVAL - CBC Presentation March 18, 2005          [LOGO OMITTED]                10

DEPOSIT AND LOAN FEES
(in thousands)
--------------------------------------------------------------------------------

[DEPOSIT AND LOAN FEES GRAPHIC OMITTED]

               Jun-01    Jun-02    Jun-03     Jun-04
Deposit Fees    1,723     1,911    2,837      3,073

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

TACTICS THAT DIFFERENTIATE CVAL

--------------------------------------------------------------------------------

o Production oriented branch advisory boards

o Instilling a "service-driven" sales culture

o Comprehensive wealth management approach


CVAL - CBC Presentation March 18, 2005          [LOGO OMITTED]                12

PRODUCTION ORIENTED BRANCH
ADVISORY BOARDS
--------------------------------------------------------------------------------
                           NEW BUSINESS - FISCAL 2004:

     o  $3.0 million in consumer deposits

     o  $2.6 million in managed trust assets

     o  $2.5 million in consumer loans

     o  $0.9 million in commercial loans

     o  $0.8 million in commercial deposits


CVAL - CBC Presentation March 18, 2005          [LOGO OMITTED]                13

INSTILLING A SALES CULTURE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Actual          Actual       Actual       Actual
                            Jun-01         Jun-02        Jun-03       Jun-04
--------------------------------------------------------------------------------
Consumer loans closed    $18,500,000    $51,000,000   $67,000,000   $75,000,000

--------------------------------------------------------------------------------
Teller referrals             650           1,556        10,713        11,500

Teller close ratio           N/A             21%           24%           37%

--------------------------------------------------------------------------------
Cross-sell ratio             2.0%            2.8%         3.4%          3.8%

Average quarterly
customer  surveys (1 to
5, 5 - best)                 N/A             N/A          4.37          4.51*
-------------------------------------------------------------------------------

*Average


CVAL - CBC Presentation March 18, 2005          [LOGO OMITTED]                14

WEALTH MANAGEMENT
--------------------------------------------------------------------------------
ASSETS UNDER MANAGEMENT & CUSTODY
(dollars in millions)

[ASSETS UNDER MANAGEMENT & CUSTODY GRAPHIC OMITTED]

          Jun-03        Jun-04
PCIS       766           844
Trust       50            60
Uvest       10            23


UVEST PROGRAM
(dollars in thousands)

-----------------------------------------------------------------------
                              Jun 02        Jun 03        Jun 04
-----------------------------------------------------------------------
Uvest Investment Sales        $2,262        $6,285       $12,600
-----------------------------------------------------------------------
Gross revenue                   $103          $217          $425
-----------------------------------------------------------------------
Number of trades                 157           400           786
-----------------------------------------------------------------------
Average sale per trade           $14           $15           $16
-----------------------------------------------------------------------
Appointments closed              N/A           50%           40%
-----------------------------------------------------------------------
Assets under management       $3,200       $10,200       $22,600
-----------------------------------------------------------------------


CVAL - CBC Presentation March 18, 2005          [LOGO OMITTED]                15

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



                                 [LOGO OMITTED]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ASSETS

[ASSETS GRAPHIC OMITTED]

          Jun-01     Jun-02     Jun-03      Jun-04
East       545        566        585          642


[LOANS GRAPHIC OMITTED]

LOANS (Excluding Residential Loans)
          Jun-01     Jun-02     Jun-03      Jun-04
East       201        243         288         328


CVAL - CBC Presentation March 18, 2005          [LOGO OMITTED]                17

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NET INTEREST MARGIN

[NET INTEREST MARGIN GRAPHIC OMITTED]

            Jun-01     Jun-02     Jun-03     Jun-04
East        3.19%      3.66%      3.43%      3.46%


NON-INTEREST INCOME
(Excludes security gains (losses))

[NON-INTEREST INCOME GRAPHIC OMITTED]

            Jun-01     Jun-02     Jun-03     Jun-04
Actual       5,733      6,010      7,092      8018


CVAL - CBC Presentation March 18, 2005          [LOGO OMITTED]                18

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

RESERVES/LOANS

[RESERVES/LOANS GRAPHIC OMITTED]

        Jun-01      Jun-02      Jun-03      Jun-04
East    1.23%       1.26%       1.39%       1.60%


NET CHARGE-OFFS/LOANS

[NET CHARGE-OFFS/LOANS GRAPHIC OMITTED]

      Jun-01      Jun-02     Jun-03      Jun-04
      0.03%       0.10%      0.03%       0.02%

CVAL - CBC Presentation March 18, 2005          [LOGO OMITTED]                19

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NET INCOME

[NET INCOME GRAPHIC OMITTED]

             Jun-01      Jun-02      Jun-03      Jun-04
NET INCOME    4003        5575        5262        6310

RETURNS (%)

[RETURNS (%) GRAPHIC OMITTED]

         Jun-01      Jun-02      Jun-03      Jun-04
ROE      10.50%      13.24%      11.25%      12.27%
ROA       0.76%       1.02%       0.90%       1.03%

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


EFFICIENCY RATIO
--------------------------------------------------------------------------------

[EFFICIENCY RATIO GRAPHIC OMITTED]

         2001      2002      2003      2004
East    72.23%    65.86%    67.45%    65.49%

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

                                 ACQUISITION BY
                           WILLOW GROVE BANCORP, INC.
--------------------------------------------------------------------------------





                                 [LOGO OMITTED]

TRANSACTION OVERVIEW
--------------------------------------------------------------------------------

o Alliance of Willow Grove and Chester Valley will create a super community bank with a retail and commercial franchise in three of the most affluent and expanding counties in the Southeastern Pennsylvania region. The combined bank:

          o Will operate in three of the most attractive target markets in Southeast Pennsylvania

          o Will create a deep and talented management team with the ability to complete the transformation of the balance sheet and income statement to that of a commercial bank

          o Is expected to produce cost savings that drive significant accretion in Year 1

          o Will cross-sell an expanded product set to a larger geographic footprint of affluent customers

          o Will be in a position to benefit from customer dissatisfaction with mega bank mergers and takeovers of community banks during the past three years


CVAL - CBC Presentation March 18, 2005          [LOGO OMITTED]                23

THE COMBINED FRANCHISE
--------------------------------------------------------------------------------


       ------------------------------------------------------------------
           A $1.5 billion company with 27 existing branch offices in
              Montgomery, Chester, Bucks and Philadelphia counties
       ------------------------------------------------------------------


[MAP GRAPHIC OMITTED]

WILLOW GROVE
 1  Dresher
 2  Hatboro
 3  Holland
 4  Huntingdon Valley
 5  Maple Glen - Main Office
 6  North Wales
 7  Philadelphia - Bustleton
 8  Philadelphia - Rhawnhurst
 9  Philadelphia - Somerton
10  Roslyn Valley
11  Southampton
12  Warminster
13  Warminster - Kmart Plaza
14  Willow Grove

CHESTER VALLEY
15  Airport Village
16  Avondale
17  Brandywine Square
18  Coatesville
19  Devon
20  Downingtown - Main Office
21  Eagle
22  Exton - Lionville
23  Frazer - Malvern
24  Kennett Square
25  Oxford - Future
26  Thorndale
27  West Chester
28  Westtown

LOAN PRODUCTION FACILITY
29  Plymouth Meeting

CHESTER VALLEY
ASSET MGMT.
30  Philadelphia
31  Wayne

CVAL - CBC Presentation March 18, 2005          [LOGO OMITTED]                24

TARGET MARKET DEMOGRAPHICS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              MEDIAN HH     STATE     BACHELOR'S    STATE                STATE
COUNTY         INCOME       RANK        DEGREE      RANK    POPULATION   RANK
--------------------------------------------------------------------------------
Montgomery     $64,808        2         38.7%         2       770,747      3
--------------------------------------------------------------------------------
Bucks          $61,230        3         31.2%         4       613,110      4
--------------------------------------------------------------------------------
Chester        $67,790        1         42.5%         1       457,393      7
--------------------------------------------------------------------------------

CVAL - CBC Presentation March 18, 2005          [LOGO OMITTED]                25

WILLOW GROVE RESULTS
--------------------------------------------------------------------------------


--------------------------------------------------------------------
LOAN GROWTH (Dollars in thousands)    06/30/01          12/31/04
--------------------------------------------------------------------
Residential                           $198,310          $195,444
CAGR                                                       -0.42%
--------------------------------------------------------------------
Construction                          $ 27,724          $ 69,420
CAGR                                                       29.99%
--------------------------------------------------------------------
Commercial R.E                        $128,613          $185,789
CAGR                                                       11.08%
--------------------------------------------------------------------
Commercial Business                   $ 19,925          $ 21,216
CAGR                                                        1.81%
--------------------------------------------------------------------
Consumer                              $ 84,748          $ 96,096
CAGR                                                       3.66%
--------------------------------------------------------------------
Total Loans                           $459,320          $567,965
CAGR                                                       6.25%
--------------------------------------------------------------------


--------------------------------------------------------------------
CORE DEPOSIT GROWTH
(Dollars in thousands)                06/30/01          12/31/04
--------------------------------------------------------------------
DDA                                    $82,318          $134,428
CAGR                                                       15.04%
--------------------------------------------------------------------
Savings                               $ 58,566          $ 84,604
CAGR                                                       11.08%
--------------------------------------------------------------------
Money Market                          $ 34,788          $103,681
CAGR                                                       36.62%
--------------------------------------------------------------------
Total Core Deposits                   $175,672          $322,713
CAGR                                                       18.98%
--------------------------------------------------------------------


CVAL - CBC Presentation March 18, 2005          [LOGO OMITTED]                26

SUMMARY BALANCE SHEET IMPACT
--------------------------------------------------------------------------------


($ in thousands)            Willow Grove   Chester Valley    Pro Forma(1)
                            ------------   --------------    ------------
                               12/31/04      12/31/04          12/31/04
                            ---------------------------------------------

Assets                         $993,120      $669,115         $1,553,708

Investment Securities (2)       380,793       192,862            375,812

Net Loans                       561,167       423,596            983,670

Deposits                        615,639       434,946          1,051,477

Borrowings (3)                  263,240       176,568            299,808


(1) Pro Forma includes estimated purchase accounting adjustments and assumes certain assets are liquidated to retire borrowings or to fund the cash consideration and upfront costs associated with this transaction.
(2) Excludes interest earning cash.
(3) Includes trust preferred securities.

CVAL - CBC Presentation March 18, 2005          [LOGO OMITTED]                27


COMBINED BANK: DEEP MANAGEMENT TEAM, TRACK RECORD OF SUCCESS
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                            YEARS IN
                                                           CURRENT          FINANCIAL
NAME                      FUNCTION                       INSTITUTION  AGE    SERVICES          PRIOR INSTITUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Donna M. Coughey          President & CEO                   CVAL      54       33        Mellon, Marine Midland

Joseph T. Crowley, CPA    CFO                               CVAL      42       20        Crusader Holding Co., Applied Card, KPMG

Jerome P. Arrison         Treasurer                         WGBC      53       32        Delaware First Financial

Christopher E. Bell       Chief Operating Officer           WGBC      47       26        Sellersville Savings, Hamilton-Reliance

Matthew D. Kelly          Chief Wealth Management Officer   PCIS      40       18        PNC Advisors, Mellon

Ammon J. Baus             Chief Credit Officer              WGBC      55       34        Fleet, PNC, First Fidelity

G. Richard Bertolet       Chief Lending and Sales Officer   CVAL      57       36        Mellon

John Powers               Regional President - Willow       WGBC      54       37       Sun East FCU, Western Savings Bank
                          Grove Bank

Colin N. Maropis          Regional President - First        CVAL      52       28       Sun Life of Canada
                          Financial Bank

-----------------------------------------------------------------------------------------------------------------------------------


CVAL - CBC Presentation March 18, 2005          [LOGO OMITTED]               28

SUMMARY
--------------------------------------------------------------------------------

o Application of Willow Grove and Chester Valley's best practices will propel the combined company's profitability

o Montgomery, Chester, and Bucks County target markets provide strong foundation for organic growth

o Creation of a deep and talented management team with experience to complete the transformation of the balance sheet and income statement to that of a commercial bank

o Increasing need for locally-focused, community based banking in the Southeast Pennsylvania region

o    Combined Company's interest rate sensitivity will be significantly better


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